SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 16, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                        95-4479735
         ----------                                   --------------
(Commission File Number)                    (IRS Employer Identification Number)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (310) 479-5200
                              --------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                              ---------------------
          (Former Name or Former Address, if Changed Since Last Report)


                           Index of Exhibits on Page 3



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         The Company has previously filed an 8-K stating that (i) on July 6, 2004, The Sports Club Company, Inc. (the "Company") notified KPMG LLP ("KPMG") that the Company would not be renewing its engagement of KPMG as its principal accountants for the audit of the Company's consolidated financial statements for the year ending December 31, 2004, (ii) KPMG's dismissal will be effective upon KPMG's completion of its review of the Company's unaudited condensed consolidated interim financial statements included in the Company's Form 10-Q for the quarter ended June 30, 2004, and (iii) the Company's Audit Committee of the Board of Directors (the "Audit Committee") approved the termination of KPMG as the Company's principal accountants.

         The Company filed its Form 10-Q for the period ended June 30, 2004 on August 16, 2004 and accordingly KPMG was dismissed effective August 16, 2004.

         KPMG audited the Company's consolidated financial statements for the two most recent fiscal years ended December 31, 2002 and December 31, 2003, respectively. During KPMG's engagement by the Company and in the subsequent interim period through August 16, 2004:

                  (1) KPMG's audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2002 and December 31, 2003, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except KPMG's report on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2003 and 2002, contained separate paragraphs stating (a) "as discussed in Note 2 to the consolidated financial statements, the Company restated its 2002 consolidated financial statements," (b) "as discussed in Note 4 to the consolidated financial statements the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002", and (c) "the Company has suffered recurring net losses, has working capital deficiency and has negative cash flows from operating activities that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

                   (2) The Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

                   (3) In performing its audit of our consolidated financial statements for the

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year ended December 31, 2003, KPMG noted a matter involving our internal controls that it considered to be a reportable condition. A reportable condition, which may or may not be determined to be a material weaknesses, involves matters relating to significant deficiencies in the design or operation of internal controls that, in KPMG's judgment, could adversely affect our ability to record, process, summarize and report financial data consistent with the assertions of management on the financial statement. The reportable condition, which was considered to be a material weakness, noted that the Company does not have adequate internal controls over the application of new accounting principles or the application of existing accounting principles to new transactions. Specifically, KPMG stated that during their quarterly review for the quarter ended March 31, 2003, they noted the Company had not properly accounted for private training revenues. In addition, during their 2003 audit, KPMG noted we were not properly accounting for our management arrangement for The Sports Club/LA - Miami, that we had not properly implemented Statement of Financial Accounting Standard No. 142, relating to goodwill and not properly accounted for the accretion of dividends on Series C Preferred Stock. KPMG indicated that we enhance our financial and accounting personnel staffing levels or take other actions (i.e. attend training seminars on new accounting pronouncements) to ensure that the Company has appropriate resources to implement new accounting standards and apply existing accounting standards to new transactions.

         A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

         Not Applicable

(b) Pro Forma Financial Information

         Not Applicable

(c) Exhibits

         Exhibit 16.1      Letter from KPMG.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 23, 2004                     THE SPORTS CLUB COMPANY, INC.



                                       By: /s/  Timothy M. O'Brien
                                           ------------------------------------
                                                Timothy M. O'Brien
                                                Chief Financial Officer



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                                                                    EXHIBIT 16.1


                             (KPMG LLP Letterhead)







August 20, 2004


Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously principal accountants for The Sports Club Company, Inc. and, under the date of May 24, 2004, we reported on the consolidated financial statements of The Sports Club Company, Inc. as of and for the years ended December 31, 2003 and 2002. On July 6, 2004, we were notified that the auditor-client relationship with KPMG LLP will cease upon completion of the review of The Sports Club Company, Inc.'s consolidated financial statements as of and for the three-month and six-month periods ended June 30, 2004, and the filing of the Company's Form 10-Q. On August 16, 2004, The Sports Club Company, Inc. filed its Form 10-Q for the period ended June 30, 2004, and accordingly, the auditor-client relationship ceased. We have read The Sports Club Company, Inc.'s statements included under Item 4 of its Form 8-K dated August 16, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with The Sports Club Company, Inc.'s statement that our termination as the Company's principal accountants was approved by the Audit Committee of the Board of Directors.

Very truly yours,

/s/ KPMG LLP










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